UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 Or 15(d) of the Securities Exchange Act of 1934

December 18, 2008
Date of Report (Date of earliest event reported)

Commission File Number 1-6560

THE FAIRCHILD CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware
(State of incorporation or organization)

34-0728587
(I.R.S. Employer Identification No.)

1750 Tysons Boulevard, Suite 1400, McLean, VA 22102
(Address of principal executive offices)

(703) 478-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

FORWARD-LOOKING STATEMENTS:

     Certain statements in this filing contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operation and business. These statements relate to analyses and other information, which are based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to our future prospects, developments and business strategies. These forward-looking statements are identified by their use of terms and phrases such as ‘‘anticipate,’’ ‘‘believe,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘will’’ and similar terms and phrases, including references to assumptions. These forward-looking statements involve risks and uncertainties, including current trend information, projections for deliveries, backlog and other trend estimates that may cause our actual future activities and results of operations to be materially different from those suggested or described in this financial discussion and analysis by management. These risks include: our ability to finance and successfully operate our retail businesses; our ability to accurately predict demand for our products; our ability to receive timely deliveries from vendors; our ability to raise cash to meet seasonal demands; our dependence on the retail and aerospace industries; our ability to maintain customer satisfaction and deliver products of quality; our ability to properly assess our competition; our ability to improve our operations to profitability status; our ability to liquidate non-core assets to meet cash needs; our ability to attract and retain highly qualified executive management; our ability to achieve and execute internal business plans; weather conditions in Europe during peak business season and on weekends; labor disputes; competition; foreign currency fluctuations; worldwide political instability and economic growth; military conflicts, including terrorist activities; infectious diseases; new legislation which may cause us to be required to fund our pension plan earlier than we had expected; and the impact of any economic downturns and inflation.

     If one or more of these and other risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected. Given these uncertainties, users of the information included in this report, including investors and prospective investors, are cautioned not to place undue reliance on such forward-looking statements. We do not intend to update the forward-looking statements included in this filing, even if new information, future events or other circumstances have made them incorrect or misleading.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 18, 2008, we entered into a Share Purchase and Transfer Agreement between our wholly-owned subsidiary, Fairchild Holding Corp. (“FHC”) and its wholly-owned subsidiary, Polo Holding GmbH (“Polo Holding”), on the one hand, and Mr. Klaus Esser (“Mr. Esser”) and Polo Expressversand Gesellschaft fur Motorradbekleidung und Sportswear mbH (“Polo”), on the other hand, with respect to the purchase by Mr. Esser from Polo Holding of fifty-one percent (51%) of the capital stock of  Polo.  The transaction is scheduled to close in January, 2009.  Pursuant to the agreement, Mr. Esser is to purchase the interest in Polo for a consideration of EUR 5,000,000 ($7.0 million as of December 22, 2008), plus the repayment by Polo of 10,000,000 ($14.0 million as of December 22, 2008), out of EUR 19,771,539 ($27.6 million as of December 22, 2008), of inter-company debt.  The agreement is contingent on Polo receiving bank financing and other customary conditions.  The agreement also contains a lock-up provision, pursuant to which the shareholders may not sell their shares for four years, and then for six years may sell only subject to right of first offer, tag-along and drag-along provisions.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

(d) Exhibits

99.1	Press Release issued by the Company on December 23, 2008 regarding the matters disclosed herein.

SIGNATURES:

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  December 23,  2008

                      THE FAIRCHILD CORPORATION
        By:  /s/ DONALD E. MILLER
         Name:  Donald E. Miller
           Title:  Executive Vice President, Secretary, and
                      General Counsel